Supplement dated October 7, 2016 to the

PNC Funds Statement of Additional Information (“SAI”)

dated September 28, 2016

PNC Balanced Allocation Fund

PNC International Equity Fund

PNC International Growth Fund

PNC Large Cap Core Fund

PNC Large Cap Growth Fund

PNC Large Cap Value Fund

PNC Mid Cap Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

PNC Bond Fund

PNC Government Mortgage Fund

PNC High Yield Bond Fund

PNC Intermediate Bond Fund

PNC Limited Maturity Bond Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

PNC Intermediate Tax Exempt Bond Fund

PNC Maryland Tax Exempt Bond Fund

PNC Ohio Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Retirement Income Fund

PNC Target Date 2020 Fund

PNC Target Date 2030 Fund

PNC Target Date 2040 Fund

PNC Target Date 2050 Fund

PNC S&P 500 Index Fund

PNC Mid Cap Index Fund

PNC Small Cap Index Fund

On October 5, 2016 PNC Funds and PNC Advantage Funds held a joint special meeting of shareholders (the “Meeting”) to consider certain proposals with respect to the above captioned Funds. As a result of the Meeting, the following information as presented in the SAI is hereby changed:

With respect to information in the SAI within the section captioned “TRUSTEES AND OFFICERS” pertaining to the trustee nominees considered at the Meeting (the “New Trustee Nominees”):

The New Trustee Nominees, Maryann Bruce and Mark Hancock, were each elected as Trustees at the Meeting. Their position held with the Trust is revised to reflect that each New Trustee Nominee has been a Trustee since October 2016.

Effective October 2016, each Committee is composed of the Trust’s eight Trustees, Dorothy A. Berry, Maryann Bruce, John G. Drosdick, Mark Hancock, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D. and Stephen M. Todd.

With respect to the section captioned “INVESTMENT LIMITATIONS AND RESTRICTIONS” shareholders approved amendments to certain Funds’ fundamental investment limitations No. 2 on lending and No. 3 on borrowing. The amendments to the fundamental investment limitations on lending and borrowing were approved for all Funds other than PNC Retirement Income Fund, PNC Target Date 2020 Fund, PNC Target Date 2030 Fund, PNC Target Date 2040 Fund, PNC Target Date 2050 Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Mid Cap Fund, PNC Mid Cap Index Fund, and PNC Small Cap Index Fund (Funds as to which such amendments were approved being referred to as the “Subject Funds”).

With respect to the Subject Funds, the fundamental investment limitations on lending and borrowing are hereby deleted and restated as follows:

2.              Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

3.              Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-1016